UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2024

Currenc Group Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41079	98-1602649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North Bridge Road, SPACES City Hall, Singapore	188726
(Address of principal executive offices)	(Zip Code)

+65 6407-7362

(Registrant’s telephone number, including area code)

INFINT Acquisition Corporation

32 Broadway, Suite 401
New York, New York 10004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	CURR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 30, 2024, INFINT Acquisition Corporation (“INFINT”) completed a series of transactions that resulted in the combination (the “Business Combination”) of INFINT with Seamless Group Inc., a Cayman Islands exempted company (“Seamless”), pursuant to the previously announced Business Combination Agreement, dated August 13, 2022, amended by an amendment dated October 20, 2022, an amendment dated November 29, 2022 and an amendment dated February 20, 2023 (the “BCA”), by and among INFINT, FINTECH Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of INFINT (“Merger Sub”), and Seamless, following the approval at the extraordinary general meeting of the shareholders of INFINT held on August 6, 2024 (the “Special Meeting”). On August 30, 2024, pursuant to the BCA, and as described in greater detail in the Company’s final prospectus and definitive proxy statement, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 12, 2024 (the “Proxy Statement/Prospectus”), Merger Sub merged with and into Seamless, with Seamless surviving the merger as a wholly owned subsidiary of INFINT, and INFINT changed its name to Currenc Group Inc. (“New Seamless”). As consideration for the Business Combination, New Seamless issued to Seamless shareholders an aggregate of 40,000,000 ordinary shares, par value $0.0001 (the “Ordinary Shares”) of New Seamless (the “Exchange Consideration”). In addition, New Seamless issued 400,000 commitment shares to the PIPE investor (as described below) and an aggregate of 200,000 shares to vendors in connection with the Closing, issued promissory notes for approximately $5.7 million to EF Hutton LLC, approximately $3.2 million to Greenberg Traurig LLP, and $603,623 to INFINT Capital LLC, and entered into a $1.75 million PIPE Offering, as set forth below.

Unless otherwise defined herein, capitalized terms used in this Current Report on Form 8-K have the same meaning as set forth in the Proxy Statement/Prospectus.

Simultaneous with the closing of the Business Combination, New Seamless also completed a series of private financings, issuing a Convertible Note for $1.94 million, 400,000 commitment shares, and warrants to purchase 136,110 Ordinary Shares in a private placement to a PIPE investor (the “PIPE Offering”), which raised $1.75 million in net proceeds.

In connection with the Special Meeting, INFINT shareholders holding 4,652,105 of INFINT’s Class A ordinary shares (the “Public Shares”) (after giving effect to redemption reversal requests) exercised their right to redeem their shares for a pro rata portion of the funds in INFINT’s trust account (the “Trust Account”). Prior to the Closing (as defined below) approximately $54,846,559 (approximately $11.79 per Public Share) was removed from the Trust Account to pay such holders.

Item 1.01. Entry into Material Definitive Agreement.

Business Combination Agreement

As disclosed under the section titled “Proposal No. 1—The Business Combination Proposal” of the Proxy Statement/Prospectus, INFINT entered into the BCA, dated August 13, 2022, as amended, by and among INFINT, Merger Sub and Seamless.

Accordingly, Merger Sub, a wholly owned subsidiary of INFINT, merged with and into Seamless, with Seamless surviving the merger as a wholly owned subsidiary of INFINT and INFINT changed its name to Currenc Group Inc.

Item 2.01 of this Current Report discusses the consummation of the Business Combination and events contemplated by the BCA which were completed on August 30, 2024 (the “Closing”) and is incorporated herein by reference.

Lock-up Agreements

On August 30, 2024, INFINT entered into Lock-Up Agreements (the “Lock-up Agreements”) by and between INFINT and certain shareholders of Seamless (such shareholders, the “Company Holders”), pursuant to which, among other things, each Company Holder agreed not to, during the Lock-up Period (as defined below), lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase an option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the shares issued to such Company Holder in connection with the Business Combination (the “Lock-up Shares”), enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares, or publicly disclose the intention to do any of the foregoing, whether any of these transactions are to be settled by delivery of any such shares or other securities, in cash, or otherwise, subject to limited exceptions. As used herein, “Lock-Up Period” means the period commencing on the date of the Closing and ending on the earlier of: (i) six months after the Closing and (ii) the date after the Closing on which New Seamless consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of New Seamless’ shareholders having the right to exchange their New Seamless Class A ordinary shares for cash, securities or other property.

The foregoing description of the Lock-Up Agreements is subject to and qualified in its entirety by reference to the full text of the form of the Lock-Up Agreement, a copy of which is included as Exhibit 10.2 hereto, and the terms of which are incorporated by reference.

In connection with the Closing, in order to meet Nasdaq unrestricted public float requirements, the parties agreed to waive lock-up restrictions on 2,100,000 shares held by the Sponsor.

Registration Rights Agreement

In connection with the Closing, on August 30, 2024, INFINT and certain existing shareholders of INFINT and Seamless (such parties, the “Holders”) entered into a registration rights agreement (the “Registration Rights Agreement”) to provide for the registration of New Seamless’ Ordinary Shares issued to them in connection with the Business Combination. The Holders are entitled “piggy-back” registration rights with respect to registration statements filed following the consummation of the Business Combination, subject to certain requirements and customary conditions. New Seamless will bear the expenses incurred in connection with the filing of any such registration statements.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is included as Exhibit 10.4 hereto, and the terms of which are incorporated by reference.

PIPE

In connection with the PIPE Offering, New Seamless entered into a Convertible Note Purchase Agreement (the “PIPE Agreement”) with Seamless and Pine Mountain Holdings Limited, a company organized under the laws of the British Virgin Islands, or its designated Affiliate (the “Purchaser”), to issue 194,444 Ordinary Shares convertible at $10.00 per share. Pursuant to the PIPE Agreement entered into by and between New Seamless, Seamless, and the Purchaser, New Seamless agreed to issue an aggregate principal amount of USD $1,944,444 (the “Principal Amount”) in convertible promissory note to the Purchaser at an issue price of USD $1,750,000, which represents a 10% discount to the Principal Amount (the “Note Issuance”). Subject to the conditions to the Parties’ obligation to close, the PIPE Agreement shall close on the earlier of (i) the date which is no more than three (3) days after the signing of the Term Sheet (as defined in the PIPE Agreement); (ii) the date of the Business Combination Closing; or (iii) such other date and time as may be mutually agreed in writing by New Seamless and Purchaser. In certain circumstances, the Purchaser will be entitled to certain piggyback registration rights. The PIPE Agreement is subject to customary closing conditions and customary representations and warranties. As of the date hereof, the Ordinary Shares to be issued in connection with the Note Issuance have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). In the event New Seamless proposes to register any of its securities under the Securities Act, it shall give prompt written notice to the Purchaser, who within twenty (20) days after receiving such written notice provide New Seamless with written notice to use best efforts to cause all Ordinary Shares held by Purchaser (the “Piggyback Shares”) to be included in such registration, subject to the PIPE Agreement. Except with the written consent of New Seamless, the Purchaser shall not own more than 4.99% of the Ordinary Shares of New Seamless in issue from time to time (the “Ownership Limit”). In addition, the Note will not be convertible to the extent that such issuance of shares, together with any issuance of shares upon the exercise of Warrants, would require shareholder approval under Nasdaq rules, until and unless such shareholder approval is obtained.

In connection with the Note Issuance, and as consideration of the Purchaser’s subscription of the convertible promissory note following the Business Combination Closing, the Purchaser was also issued (i) 400,000 Ordinary Shares, credited as fully-paid, (the “Commitment Shares”) and (ii) a five-year warrant (the “Warrant”) to purchase up to an aggregate of 136,110 Ordinary Shares at an exercise price of USD $11.50 (the “Warrant Shares”). The Warrants shall have anti-dilution protection on the price with respect to future equity offerings of New Seamless priced at or above $2.00 per share and full anti-dilution protection on price and quantity with respect to future equity offerings of New Seamless priced below $2.00 per share. In the event the Warrant Shares are not registered within 12 months, Warrant holders have the option to cashless exercise each warrant for 0.8 Ordinary Shares. In addition, the Warrants will not be exercisable to the extent that such issuance of shares together with any issuance of shares upon the conversion of the Note, would require shareholder approval under Nasdaq rules, until and unless such shareholder approval is obtained.

The foregoing description of the PIPE Agreement, Note and Warrant is qualified in its entirety by reference to the full text of such PIPE Agreement, Note and Warrant, copies of which are attached hereto as Exhibits 10.5, 10.6, and 10.7, respectively, and are incorporated herein in their entirety by reference.

Promissory Notes

EF Hutton Note:

In connection with the Business Combination Closing, on August 30, 2024, INFINT issued a promissory note in the principal amount of $5,700,000 to EF Hutton LLC (the “EF Hutton Note”). The principal amount and any accrued interest on the EF Hutton Note is payable in six (6) equal monthly installments of $950,000 commencing on the third (3rd) month after the closing of the Business Combination Agreement and ending on or about April 30, 2025. In the event of a default, the EF Hutton Note shall bear an interest at a rate of ten percent (10%) per annum until such event of default is cured. The EF Hutton Note is subject to customary events of default, the occurrence of certain of which entitles EF Hutton LLC to declare, by written notice to Company, the unpaid principal balance of the EF Hutton Note and all other sums payable with regard to the EF Hutton Note becoming immediately due and payable.

GT Note:

In connection with the Business Combination Closing, on August 30, 2024, New Seamless issued a promissory note in the principal amount of $3,200,000 to Greenberg Traurig LLP (the “GT Note”). The principal amount and any accrued interest on the GT Note is payable in ten (10) equal monthly installments of $320,000 with the (i) first payment commencing on October 30, 2024 and the remaining payments continuing regularly and monthly thereafter on the 30th day of each such month (unless the 30th is not a business day in which case the payment shall be made on the first business day prior to the 30th day of such month) and (ii) last payment being made on July 30, 2025; provided, that, if New Seamless closes on equity or debt financing of at least $10,000,000 prior to Maturity Date, the full amount outstanding under the GT Note will be paid by Greenberg Traurig LLP on the closing date of such financing. In the event of a default, the GT Note shall bear an interest at a rate of fifteen percent (15%) per annum until such event of default is cured. The GT Note is subject to customary events of default, the occurrence of certain of which entitles Greenberg Traurig LLC to declare, automatically the unpaid principal balance of the GT Note and all other sums payable with regard to the GT Note become immediately due and payable.

INFINT Capital Note:

In connection with the Business Combination Closing working capital loans, on August 30, 2024, New Seamless issued a promissory note in the principal amount of $603,623 to INFINT Capital LLC (the “INFINT Capital Note”). This INFINT Capital Note amends, replaces and supersedes in its entirety that certain unsecured promissory note, dated September 13, 2024, issued by New Seamless in favor of INFINT Capital LLC in the principal amount of up to $400,000 (the “Original INFINT Capital Note”), and any unpaid principal balance of the indebtedness evidenced by the Original INFINT Capital Note is merged into and evidenced by the INFINT Capital Note. The INFINT Capital Note is due and payable in 10 equal monthly installments of $60,362.30 with the (i) first payment commencing on October 30, 2024 and the remaining payments continuing regularly and monthly thereafter on the 30th day of each such month (unless the 30th is not on a business day in which case the payment shall be made on the first business day prior to the 30th day of such month) and (ii) last payment being made on July 30, 2025; provided, that, if New Seamless closes an equity or debt financing of at least $10,000,000 prior to the Maturity Date, the full amount outstanding under the Loan will be paid by the INFINT Capital LLC on the closing date of such financing. In the event of a default, the INFINT Capital Note shall bear an interest at a rate of fifteen percent (15%) per annum until such event of default is cured. The INFINT Capital Note is subject to customary events of default, the occurrence of certain of which entitles INFINT Capital LLC to declare, automatically the unpaid principal balance of the INFINT Capital Note and all other sums payable with regard to the INFINT Capital Note become immediately due and payable.

Copies of the EF Hutton Note, GT Note, and INFINT Capital Note are attached as Exhibits 10.8, 10.9, and 10.10 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The disclosure set forth in this Item 1.02 is intended to be a summary only and is qualified in its entirety by reference to the EF Hutton Note, GT Note, and INFINT Capital Note.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” and “Business Combination Agreement” above is incorporated into this Item 2.01 by reference.

Pursuant to the terms of the BCA, the total consideration for the Business Combination and related transactions (the “Exchange Consideration”) was approximately $400 million. In connection with the Special Meeting, holders of 4,652,105 INFINT Public Shares sold in its initial public offering exercised their right to redeem those shares for cash prior to the redemption deadline of August 2, 2024 (and did not subsequently reverse the redemption election), at a price of $11.79 per share, for an aggregate payment from INFINT’s Trust Account of approximately $54,846,559. On or about September 3, 2024, Currenc Group Inc., f/k/a INFINT’s units ceased trading, and New Seamless’ Ordinary Shares began trading on the Nasdaq Capital Market under the symbol “CURR”.

After taking into account the aggregate payment in respect of the redemptions, INFINT’s Trust Account had a balance immediately prior to the Closing of approximately $1,119,024. Such balance in the Trust Account, together with approximately $1.75 million in proceeds from the PIPE Offering, were used to pay transaction expenses and other liabilities of INFINT.

In connection with the Closing, 4,483,026 Class B ordinary shares of INFINT held by INFINT Capital LLC, a Delaware limited liability company (the “Sponsor”), were automatically exchanged for 4,483,026 Ordinary Shares. In addition, 1,250,058 Class B shares held by other Class B shareholders were automatically exchanged for 1,250,058 Ordinary Shares and 99,999 Class B shares held by the Underwriters (defined below) were automatically exchanged for 99,999 Ordinary Shares.

Simultaneous with the closing of the Business Combination, as discussed in the Introductory Note above, New Seamless also completed a series of private financings, issuing a Convertible Note for $1.94 million, 400,000 commitment shares, and warrants to purchase 136,110 Ordinary Shares in a private placement to a PIPE investor (the “PIPE Offering”), which raised $1.75 million in net proceeds. In addition, New Seamless issued promissory notes for approximately $5.7 million to EF Hutton LLC, approximately $3.2 million to Greenberg Traurig LLP, and $603,623 to INFINT Capital LLC (the “Promissory Notes”). Additionally, New Seamless issued (i) 100,000 Ordinary Shares to Roth Capital Partners, LLC for advisory services, and (ii) 100,000 Ordinary Shares to KEMP Services Limited for legal advisory services (the “Vendor Shares”). Finally, in accordance with the New Seamless Equity Incentive Plan, New Seamless has reserved 4,636,091 Ordinary Shares for the New Seamless Incentive Plan.

Divestiture of Subsidiaries:

Prior to the Closing, on August 30, 2024, Seamless completed its previously disclosed divestitures of its subsidiaries TNG (Asia) Ltd. and GEA Holdings Limited.

As of the Closing: public shareholders own approximately 0.20% of the outstanding New Seamless Ordinary Shares; the Sponsor and its affiliates own approximately 9.63% of the outstanding New Seamless Ordinary Shares; other Class B shareholders own approximately 2.69% of the outstanding New Seamless Ordinary Shares; Seamless’ former shareholders collectively own approximately 85.97% of the New Seamless Ordinary Shares; EF Hutton LLC and JonesTrading (together, the “Underwriters”) own approximately 0.22% of the outstanding New Seamless Ordinary Shares; Roth Capital Partners, LLC and KEMP Services Limited (together, the “Vendors”) own approximately 0.43% of the outstanding New Seamless Ordinary Shares; and approximately 0.86% of the outstanding New Seamless Ordinary Shares are held by the PIPE investor.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as INFINT was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, New Seamless is providing the information below that would be included in a Form 10 if New Seamless were to file a Form 10. Please note that the information provided below relates to New Seamless as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The information in this Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) changes in the markets in which New Seamless competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that New Seamless will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the ability of the parties to recognize the benefits of the BCA and the Business Combination; (iv) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (v) statements regarding New Seamless’ industry and market size; (vi) financial condition and performance of New Seamless, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of New Seamless; (vii) New Seamless’ ability keep pace with rapid technological developments to provide new and innovative products and services; (viii) the ability to attract new partners, merchants and users and retain existing partners, merchants and users in order to continue to expand; (x) New Seamless’ ability to integrate its services with a variety of operating systems, networks and devices; and (xi) those factors discussed in our filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Proxy Statement/Prospectus and other documents to be filed by New Seamless from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while New Seamless may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. New Seamless does not give any assurance that New Seamless will achieve its expectations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about New Seamless or the date of such information in the case of information from persons other than New Seamless, and New Seamless disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this Current Report on Form 8-K, except as required by law. Forecasts and estimates regarding New Seamless’ industry and end markets are based on sources New Seamless believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Business

The business of New Seamless is described in the Proxy Statement/Prospectus in the section titled “Seamless’ Business” and that information is incorporated herein by reference.

Risk Factors

The risks associated with New Seamless are described in the Proxy Statement/Prospectus in the section titled “Risk Factors,” which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of New Seamless. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Summary Historical Financial Information of Seamless,” and “Unaudited Pro Forma Condensed Consolidated Combined Financial Information” which are incorporated herein by reference. In addition, the Unaudited Pro Forma Condensed Combined Financial Information, and Management’s Discussion and Analysis of Financial Condition and Results of Operations of Seamless, for the period ended June 30, 2024, are included as Exhibits 99.1 and 99.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Properties

New Seamless’ corporate headquarters are located in Singapore under a lease that expires in May 2025. New Seamless also has offices in Kuala Lumpur consisting of 14,096 square feet of space in the same building under two separate tenancies which both expire in October 2024. New Seamless has offices in several other locations and believes its facilities are sufficient for its current needs.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The disclosure contained under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Seamless” in the Proxy Statement/Prospectus is incorporated herein by reference. In addition, Management’s Discussion and Analysis of Financial Condition and Results of Operations for the period ended June 30, 2024, is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of New Seamless shareholders upon the completion of the Business Combination by:

●	each person known by New Seamless to be the beneficial owner of more than 5% of any class of New Seamless’ Ordinary Shares;
●	each director of New Seamless;
●	each named executive officer of New Seamless;
●	New Seamless’ officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of New Seamless Ordinary Shares in the table below is based on 46,527,999 New Seamless Ordinary Shares issued and outstanding as of August 30, 2024, including 40,000,000 New Seamless Ordinary Shares issued to the former shareholders of Seamless in the Business Combination as Exchange Consideration, 400,000 New Seamless Ordinary Shares issued in connection with the PIPE financing, 200,000 New Seamless Ordinary Shares issued to the vendors in connection with the Business Combination Closing, and reflects the valid redemption of 4,652,105 INFINT Public Shares and the issuance of all shares under the Seamless Incentive Plan, which shares have been reserved under the Seamless Incentive Plan and are a part of the Aggregate Consideration. The below table excludes the Ordinary Shares underlying the warrants and Private Warrants, and PIPE Warrants because these securities are not exercisable until registered, which may or may not occur within sixty (60) days. Further, it assumes no issuance of the 4,636,091 shares reserved under the New Seamless Equity Incentive Plan.

Unless otherwise indicated, New Seamless believes that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 410 North Bridge Road, SPACES City Hall, Singapore 188726.

Name and Address of Beneficial Owner	Number of New Seamless ordinary shares	% of Total Voting Power
Directors and Named Executive Officers:
Alexander King Ong Kong(1)	27,401,643	58.89%
Ronnie Ka Wah Hui(2)	144,211	*
Hagay Ravid	-	-
Eng Ho Ng(2)	10,383	*
Kevin Chen	-	-
Eric Weinstein(2)	60,000	*
Kanagaraj Lorenz	-	-

All Executive Officers and Directors as a Group (7 individuals)	27,616,237	59.35%
Greater than Five Percent Holders:
Regal Planet Limited(3)	26,912,897	57.84%
InFinT Capital LLC(4)	4,483,026	9.63%
Alexander Edgarov(4)	4,483,026	9.63%

(1)	Includes: (a) 26,912,897 New Seamless shares to be held by Regal Planet Limited, (b) 152,249 New Seamless shares to be held by Mr. Kong personally and (c) 336,497 New Seamless shares that were vested to Mr. Kong pursuant to Seamless Incentive Plan upon consummation of the Business Combination. Mr. Kong’s business address is 21/F, Olympia Plaza, 255 King’s Road, North Point, Hong Kong.
(2)	Includes New Seamless shares that were vested pursuant to Seamless Incentive Plan upon consummation of the Business Combination.
(3)	Regal Planet Limited’s business address is 21/F, Olympia Plaza, 255 King’s Road, North Point, Hong Kong.
(4)	InFinT Capital LLC, the Sponsor, is the record holder of such shares. Alexander Edgarov is the managing member of the Sponsor and has dispositive and voting control of the securities held of record by the Sponsor, and may be deemed to beneficially own such securities. Mr. Edgarov disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares automatically converted into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis. The business address of the directors and executive officers of INFINT is 32 Broadway, Suite 401 New York, New York 10004.

Directors and Executive Officers

Other than as set forth below, New Seamless’ directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section titled “Management of New Seamless Following the Business Combination,” which is incorporated herein by reference. Kevin Chen was elected to serve as New Seamless director effective as of Closing in lieu of Alexander Edgarov.

For information concerning Mr. Kevin Chen, see the disclosure in the Proxy Statement/Prospectus in the sections titled “Information About INFINT – Directors and Officers,” which is incorporated herein by reference.

Executive Compensation

The compensation of the named executive officers of Seamless before the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation — Seamless Executive Officer and Director Compensation,” which is incorporated herein by reference.

The information set forth in this Current Report on Form 8-K under Item 5.02 is incorporated in this Item 2.01 by reference.

At the Special Meeting, INFINT’s shareholders approved the New Seamless Incentive Plan. A description of the material terms of the New Seamless Incentive Plan is set forth in the section of the Proxy Statement/Prospectus titled “Proposal 4 – The Incentive Plan Proposal,” which is incorporated herein by reference. This summary is qualified in its entirety by reference to the complete text of the New Seamless Incentive Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Certain Relationships and Related Transactions, and Director Independence

The certain relationships and related party transactions of INFINT and Seamless are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” and are incorporated herein by reference.

Reference is made to the disclosure regarding director independence in the section of the Proxy Statement/Prospectus titled “Management of New Seamless Following the Business Combination,” which is incorporated herein by reference.

The information set forth under Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers—Employment Agreements” of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

The information set forth in the section titled “Registration Rights Agreements” in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Legal Proceedings

From time to time, we may be subject to legal proceedings and claims in the ordinary course of business.

Reference is made to the disclosure regarding GEA’s obligations to Ripple Labs Singapore Pte. Ltd., which obligations are guaranteed for 6 months by Seamless under the Deed of Guarantee in the section of the Proxy Statement/Prospectus titled “Certain Relationships and Related Party Transactions—Seamless Related Party Transactions—Master XRP Commitment to Sell Agreement between Ripple Labs Singapore Pte. Ltd. and GEA,” which is incorporated herein by reference.

On August 17, 2024, Ripple Markets APAC Pte. Ltd., the successor to Ripple Labs Singapore Pte. Ltd. (“RMA”), sent a default letter to GEA demanding payment totaling $27,257,540.64, and sent a demand letter to Seamless, as guarantor, for the full amount of the payment by August 19, 2024. On August 19, 2024, RMA filed a claim in Singapore naming Seamless and demanding that the defendants, jointly and severally, pay the demanded payment plus late payments and certain costs. As disclosed herein, Seamless has subsequently divested GEA, and intends to defend the claim.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

New Seamless’ Ordinary Shares began trading on the Nasdaq Capital Market under the symbol “CURR.” INFINT has not paid any cash dividends on its ordinary shares to date. The payment of cash dividends by New Seamless in the future will be dependent upon New Seamless’ revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any dividends subsequent to the Business Combination will be within the discretion of the board of directors of New Seamless.

Information regarding New Seamless’ Ordinary Shares, rights and related shareholder matters are described in the Proxy Statement/Prospectus in the section titled “Description of New Seamless Securities” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 and Item 2.01 of this Current Report on Form 8-K concerning the issuance of INFINT’s and New Seamless’ Ordinary Shares in connection with the Business Combination and the PIPE financing, which is incorporated herein by reference. In connection with the Note Issuance, and as consideration of the Purchaser’s subscription of the convertible promissory note following the Business Combination Closing, the Purchaser was also issued (i) 400,000 Ordinary shares, credited as fully-paid, (the “Commitment Shares”) and (ii) a five-year warrant (the “Warrant”) to purchase up to an aggregate of 136,110 Ordinary Shares at an exercise price of USD $11.50 (the “Warrant Shares”). Additionally, New Seamless issued (i) 100,000 Ordinary Shares to Roth Capital Partners, LLC for advisory services, and (ii) 100,000 Ordinary Shares to KEMP Services Limited for legal advisory services.

Description of Registrant’s Securities to be Registered

The description of New Seamless’ securities is contained in the Proxy Statement/Prospectus in the sections titled “Description of New Seamless Securities.”

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of Seamless. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Summary Historical Financial Information of INFINT” and “Summary Historical Financial Information of Seamless,” “Unaudited Pro Forma Condensed Consolidated Combined Financial Information,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Seamless,” which are incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the section titled “Promissory Notes” under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The PIPE Financing

In connection with the PIPE Offering, New Seamless entered into a Convertible Note Purchase Agreement (the “PIPE Agreement”) with Seamless and Pine Mountain Holdings Limited, a company organized under the laws of the British Virgin Islands, or its designated Affiliate (the “Purchaser”), to issue 194,444 Ordinary Shares convertible at $10.00 per share. Pursuant to the PIPE Agreement entered into by and between New Seamless, Seamless, and the Purchaser, New Seamless agreed to issue an aggregate principal amount of USD $1,944,444 (the “Principal Amount”) in convertible promissory note to the Purchaser at an issue price of USD $1,750,000, which represents a 10% discount to the Principal Amount (the “Note Issuance”). Subject to the conditions to the Parties obligation to close, the PIPE Agreement shall close on the earlier of (i) the date which is no more than three (3) days after the signing of the Term Sheet (as defined in the PIPE Agreement); (ii) the date of the Business Combination Closing; or (iii) such other date and time as may be mutually agreed in writing by New Seamless and Purchaser. In certain circumstances, the Purchaser will be entitled to certain piggyback registration rights. The PIPE Agreement is subject to customary closing conditions and customary representations and warranties. As of the date hereof, the Ordinary Shares to be issued in connection with the Note Issuance have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). In the event, New Seamless proposes to register any of its securities under the Securities Act, it shall give prompt written notice to the Purchaser, who within twenty (20) days after receiving such written notice provide New Seamless with written notice to use best efforts to cause all Ordinary Shares held by Purchaser (the “Piggyback Shares”) to be included in such registration, subject to the PIPE Agreement. Except with the written consent of New Seamless, the Purchaser shall not own more than 4.99% of the Ordinary Shares of New Seamless in issue from time to time (the “Ownership Limit”). In addition, the Note will not be convertible to the extent that such issuance of shares together with any issuance of shares upon the exercise of Warrants, would require shareholder approval under Nasdaq rules, until and unless such shareholder approval is obtained.

In connection with the Note Issuance, and as consideration of the Purchaser’s subscription of the convertible promissory note following the Business Combination Closing, the Purchaser was also issued (i) 400,000 Ordinary Shares, credited as fully-paid, (the “Commitment Shares”) and (ii) a five-year warrant (the “Warrant”) to purchase up to an aggregate of 136,110 Ordinary Shares at an exercise price of USD $11.50 (the “Warrant Shares”). The Warrants shall have anti-dilution protection on the price with respect to future equity offerings of New Seamless priced at or above $2.00 per share and full anti-dilution protection on price and quantity with respect to future equity offerings of New Seamless priced below $2.00 per share. In the event the Warrant Shares are not registered within 12 months, Warrant holders have the option to cashless exercise each warrant for 0.8 Ordinary Shares. In addition, the Warrants will not be exercisable to the extent that such issuance of shares together with any issuance of shares upon the conversion of the Note, would require shareholder approval under Nasdaq rules, until and unless such shareholder approval is obtained.

The foregoing description of the PIPE Agreement, Note and Warrant is qualified in its entirety by reference to the full text of such PIPE Agreement, Note and Warrant, copies of which are attached hereto as Exhibits 10.5, 10.6, and Exhibit 10.7, respectively, and are incorporated herein in their entirety by reference.

Initial Public Offering

On November 23, 2021, INFINT consummated its initial public offering (the “Initial Public Offering”) of 17,391,200 units (each a “Unit”) at a price of $10.00 per Unit and the sale of 7,032,580 private placement warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant in a private placement (the “Private Placement”) to the Sponsor that closed simultaneously with the closing of the Initial Public Offering. On November 23, 2021, the Underwriters exercised their over-allotment option in full, according to which INFINT consummated the sale of an additional 2,608,680 Units, at $10.00 per Unit, and the sale of an additional 764,262 Private Warrants, at $1.00 per Private Warrant. Following the closing of the over-allotment option, INFINT generated total gross proceeds of $207,795,642 from the Initial Public Offering and the Private Placement, of which INFINT raised $199,998,800 in the Initial Public Offering, $7,796,842 in the Private Placement and of which $202,998,782 was placed in INFINT’s Trust Account with Continental Stock Transfer & Company as trustee, established for the benefit of INFINT’s public shareholders. The Underwriters received a cash underwriting discount of (i) one and one-quarter percent (1.25%) of the gross proceeds of the Initial Public Offering, or $2,499,985, and (ii) one half of a percent (0.5%) in the form of representative shares (69,999 INFINT Class B ordinary shares to EF Hutton and 30,000 INFINT Class B ordinary shares to JonesTrading). In addition, the Underwriters were entitled to a deferred fee of three percent (3.00%) of the gross proceeds of the Initial Public Offering, or $5,999,964, upon the closing of the Business Combination, pursuant to the underwriting agreement dated November 18, 2021 (the “Underwriting Agreement”). The deferred fee was partially paid in cash from the amounts held in the Trust Account and partially settled through a promissory note issued upon the closing of the Business Combination.

Vendor Shares

In connection with the Business Combination Closing, New Seamless issued (i) 100,000 Ordinary Shares to Roth Capital Partners, LLC for advisory services, and (ii) 100,000 Ordinary Shares to KEMP Services Limited for legal advisory services.

Item 3.03. Material Modification to Rights of Security Holders.

The shareholders of INFINT approved the proposed fifth amended and restated memorandum and articles of association of New Seamless (the “Amended and Restated Articles”) at the Special Meeting. In connection with the Closing, INFINT adopted the Amended and Restated Articles effective as of the Closing Date. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections titled “Proposal 1 – The Business Combination Proposal,” “Proposal 2 – The Articles Amendment Proposal,” and “Proposal 5 – The Advisory Governance Proposals,” which is incorporated herein by reference.

The full text of the Amended and Restated Articles, which are included as Exhibit 3.1 to this Current Report on Form 8-K, are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposed 1 – The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

As of the Closing: public shareholders own approximately 0.20% of the outstanding New Seamless Ordinary Shares; the Sponsor and its affiliates own approximately 9.63% of the outstanding New Seamless Ordinary Shares; other Class B shareholders own approximately 2.69% of the outstanding New Seamless Ordinary Shares; Seamless’ former shareholders collectively own approximately 85.97% of the New Seamless Ordinary Shares; the Underwriters own approximately 0.22% of the outstanding New Seamless Ordinary Shares; the Vendors own approximately 0.43% of the outstanding New Seamless Ordinary Shares; and approximately 0.86% of the outstanding New Seamless Ordinary Shares are held by the PIPE investor.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Officers

The following persons are serving as executive officers and directors following the Closing. For information concerning the executive officers and directors, see the disclosure in the Proxy Statement/Prospectus in the sections titled “Information about INFINT,” “Management of New Seamless Following the Business Combination” and “Certain Relationships and Related Party Transactions,” which are incorporated herein by reference.

Name	Age	Position
Alexander King Ong Kong	54	Executive Chairman of the Board, Director
Ronnie Ka Wah Hui	60	Chief Executive Officer
Hagay Ravid	63	Chief Financial Officer
Eng Ho Ng	70	Director
Kevin Chen	47	Director
Kanagaraj Lorenz	66	Director
Eric Weinstein	69	Director

Each director will hold office until his or her term expires at the next annual meeting of shareholders for such director’s class or until his or her death, resignation, removal or the earlier termination of his or her term of office.

New Seamless Incentive Plan

At the Special Meeting, INFINT shareholders approved the New Seamless Incentive Plan and reserved an amount of New Seamless Ordinary Shares equal to 10% of the number of common shares of New Seamless following the Business Combination for issuance thereunder. The New Seamless Incentive Plan was approved by the INFINT board of directors on August 30, 2024. The New Seamless Incentive Plan became effective immediately upon the Closing of the Business Combination, and New Seamless has reserved 4,636,091 ordinary shares for issuance thereunder.

A more complete summary of the terms of the New Seamless Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal 4 – The Incentive Plan Proposal.” That summary and the foregoing description are qualified in their entirety by reference to the text of the New Seamless Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Employment Agreements

New Seamless plans to enter into employment agreements with Ronnie Ka Wah Hui (Chief Executive Officer) and Alexander King Ong Kong (Chairman), and Seamless has entered into an employment agreement with Hagay Ravid (Chief Financial Officer), (each an “Employment Agreement, and collectively, the “Employment Agreements”). Messer Hui and Kong are not currently party to any employment agreement with the Company, nor is there any current compensation arrangement. The employment agreement for Mr. Ravid is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation—Seamless Executive Officer and Director Compensation—Hagay Ravid,” which summary is incorporated by reference herein.

The Employment Agreements are expected to provide for a base salary of $300,000 for each of Mr. Hui and Mr. Kong, and any possible annual performance bonuses and equity grants under the New Seamless Incentive Plan are to be determined by New Seamless’ compensation committee.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, INFINT ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal 1 – The Business Combination Proposal,” which is incorporated herein by reference. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.06.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus beginning on page F-1, which are incorporated herein by reference, and the unaudited financial statements of Seamless as of and for the six months ended June 30, 2024, together with the notes thereto, are set forth in Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2024 is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1+	Business Combination Agreement, dated as of August 3, 2022, by and among INFINT Acquisition Corporation, FINTECH Merger Sub Corp. and Seamless Group Inc. (included as Annex A to the proxy statement/prospectus filed by the Company with the SEC on July 11, 2024)
2.2	Amendment No. 1 to the Business Combination Agreement, dated as of October 20, 2022, by and among INFINT, Merger Sub and Seamless (included as Annex A to the proxy statement/prospectus filed by the Company with the SEC on July 11, 2024)
2.3	Amendment No. 2 to the Business Combination Agreement, dated as of November 29, 2022, by and among INFINT, Merger Sub and Seamless (included as Annex A to the proxy statement/prospectus filed by the Company with the SEC on July 11, 2024)
2.4	Amendment No. 3 to the Business Combination Agreement, dated as of February 20, 2023, by and among INFINT, Merger Sub and Seamless (included as Annex A to the proxy statement/prospectus filed by the Company with the SEC on July 11, 2024)
3.1*	Fifth Amended and Restated Memorandum and Articles of Association of Currenc Group Inc.
3.2*	Specimen Ordinary Share Certificate
10.1*†	Currenc Group Inc. 2024 Equity Incentive Plan
10.2	Form of Lock-up Agreement
10.3	Registration Rights Agreement, dated November 23, 2021, among INFINT Acquisition Corporation and certain security holders named therein (incorporated herein by reference to Exhibit 10.2 to Form 8-K (File No. 001-41079) as filed with the SEC on December 1, 2021)
10.4	Form of Registration Rights Agreement
10.5*	Convertible Note Purchase Agreement, dated August 30, 2024, by and between Currenc Group Inc., Seamless Group Inc, and Pine Mountain Holdings Limited.
10.6*	Form of Note.
10.7*	Form of Warrant Agreement dated August 30, 2024, by and between Currenc Group Inc., Seamless Group Inc, and Pine Mountain Holdings Limited.
10 .8*	Promissory Note dated August 30, 2024 by and between INFINT Acquisition Corp. and EF Hutton LLC
10.9*	Promissory Note dated August 30, 2024 by and between INFINT Acquisition Corp. and Greenberg Traurig LLP
10.10*	Promissory Note dated August 30, 2024 by and between INFINT Acquisition Corp. and INFINT Capital LLC
21.1*	List of Subsidiaries of Currenc Group Inc.
99.1*	Unaudited Pro Forma Condensed Combined Financial Information
99.2*	Unaudited financial statements of Seamless as of and for the six months ended June 30, 2024
99.3*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Seamless for the six months ended June 30, 2024
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
†	Indicates a management or compensatory plan.
+	Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Registration S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2024

CURRENC GROUP INC.

By:	/s/ Ronnie Ka Wah Hui
Name:	Ronnie Ka Wah Hui
Title:	Chief Executive Officer